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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

         --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 26, 2001
                                                        (December 18, 2001)

                           KNIGHT TRADING GROUP, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                     001-14223                  22-3689303
   ------------                 ---------                  ----------------
   (State or other             (Commission                 (IRS Employer
   jurisdiction of             File Number)                Identification No.)
   incorporation)

                 525 Washington Boulevard, Jersey City, NJ 07310
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (201) 222-9400
              (Registrant's telephone number, including area code)

                           Knight Trading Group, Inc.
                           Current Report on Form 8-K

Item 5. Other Events

     On December 18, 2001, the registrant issued a press release announcing that Chairman and Chief Executive Officer Kenneth D. Pasternak will retire from the Chairman and CEO positions at Knight Trading Group, Inc. on January 31, 2002.


     The Press release is attached hereto as Exhibit 99.01

Item 7. Financial Statements and Exhibits.

a. Financial Statements

                          Not required

b. Pro forma Financial Information

                          Not required

c. Exhibits


               Exhibit No.                       Description
               -----------                       ----------

               99.01 Press Release of Knight Trading Group, Inc. issued December 18, 2001.

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                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: December 26, 2001

                                    KNIGHT TRADING GROUP, INC.

                                  By:  /s/ Michael T. Dorsey
                                       ------------------------
                                  Name:  Michael T. Dorsey
                                  Title: Senior Vice President, General Counsel
                                          and Secretary

EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.01                 Press Release of Knight Trading Group, Inc.
                      issued on December 18, 2001.